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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Hawthorne Financial Corporation on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on March 28, 2003, I David Rosenthal, Executive Vice President and Chief Financial Officer of Hawthorne Financial Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 28, 2003                            By:   /s/ DAVID ROSENTHAL
                                                   ----------------------------
                                                          David Rosenthal
                                                   Executive Vice President and
                                                      Chief Financial Officer